UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

General Electric Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

GENERAL ELECTRIC COMPANY

ANNUAL MEETING OF SHAREOWNERS
Wednesday, May 8, 2019
10:00 a.m. Eastern Time

Westchester Marriott
670 White Plains Road
Tarrytown, NY 10591

Directions to the General Electric Company Annual Meeting are available in the proxy statement which can be viewed at www.proxydocs.com/GE.

Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to be Held on May 8, 2019.

Notice is hereby given that the Annual Meeting of Shareowners of General Electric will be held at the Westchester Marriott, 670 White Plains Road, Tarrytown, NY 10591 on Wednesday, May 8, 2019 at 10:00 a.m. Eastern Time.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/GE

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 26, 2019 to facilitate timely delivery.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Your Board of Directors recommends a vote “FOR” the following nominees:
Election of Directors:	1.	Sébastien Bazin	5.	Thomas Horton	9.	Leslie Seidman
	2.	H. Lawrence Culp, Jr.	6.	Risa Lavizzo-Mourey	10.	James Tisch
	3.	Francisco D’Souza	7.	Catherine Lesjak
	4.	Edward Garden	8.	Paula Rosput Reynolds

Management Proposals — Your Board of Directors recommends a vote “FOR” the following proposals:
11.	Advisory Approval of Our Named Executives’ Compensation
12.	Approval of the Reduction of Minimum Number of Directors from 10 to 7
13.	Ratification of KPMG as Independent Auditor for 2019
Shareowner Proposals – Your Board of Directors recommends a vote “AGAINST” the following proposals:
14.	Require the Chairman of the Board to be Independent
15.	Adopt Cumulative Voting for Director Elections

THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/GE

●	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on May 7, 2019.

●	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Scan the QR code to the right for mobile voting.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, Proxy Statement and Annual Report, please contact us via:

Internet/Mobile – Access the Internet and go to www.investorelections.com/GE. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at paper@investorelections.com with “GE Materials Request” in the subject line. The email must include:
●	The 11-digit control number located in the box in the upper right hand corner on the front of this notice.
●	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
●	If you choose email delivery you must include the email address.
●	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax Identification Number in the email.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to Be Held on May 08, 2019.

GENERAL ELECTRIC COMPANY

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 11, 2019
Date: May 08, 2019 Time: 10:00 AM EDT
Location:	Westchester Marriott
670 White Plains Road
Tarrytown, NY 10591

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked ➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2019 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box ➔ XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following proposal (s) :

1.	Election of Directors

Nominees

1.	Sébastien M. Bazin

2.	H. Lawrence Culp, Jr.

3.	Francisco D'Souza

4.	Edward Garden

5.	Thomas Horton

6.	Risa Lavizzo-Mourey

7.	Catherine Lesjak

8.	Paula Rosput Reynolds

9.	Leslie Seidman

10.	James Tisch

The Board of Directors recommends you vote FOR the following proposal (s) :

11.	Advisory Approval of Our Named Executives' Compensation

12.	Approval of a Reduction of Minimum Number of Directors from 10 to 7

13.	Ratification of KPMG as Independent Auditor 2019

The Board of Directors recommends you vote AGAINST the following proposal(s):

14.	Require the Chairman of the Board to be Independent

15.	Adopt Cumulative Voting for Director Elections

Voting items Continued

NOTE:	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVE, WILL BE VOTED AS THE BOARD RECOMMENDS.

Voting Instructions

Dear GE Shareowner,

Enclosed are the GE 2018 Annual Report and the Proxy Statement for the 2019 Annual Meeting. We encourage you to review these materials carefully and use them to participate in this year’s voting.

How you can vote

For your convenience, you can vote your shares online or by phone. Additionally, you can vote by mail. Instructions for voting your shares are included on the enclosed proxy card.

How you can view the proxy materials online

You can also view the enclosed materials online at www.ge.com/annualreport and www.ge.com/proxy.

How you help save a forest by signing up for electronic delivery

To encourage shareowners to take advantage of electronic delivery, we have a program that is helping to improve and preserve the environment — if you elect electronic delivery of your proxy materials for future GE shareowner meeting materials, GE will make a $1.00 donation to American Forests to help restore national forests throughout the United States. Please sign up at www.ge.com/investor-relations/individual-investors.

Benefits of electronic delivery
There are many benefits to receiving your GE information online, including:
●	TIMELINESS: Online information is available while paper copies are still making their way through the postal system.

●	AVAILABILITY: You can access these materials via the Internet, when you choose — 24 hours a day, 7 days a week.

●

ADDITIONAL INFORMATION: Past GE Annual Reports, as well as GE investor presentations, background information about the Company, and news about GE’s strategic and operational progress, are available at the GE Investor Relations Web site at www.ge.com/investor-relations.

●	SAVINGS: Electronic delivery of these materials saves the Company the costs of printing and mailing paper copies. The savings from e-delivery can be substantial.

You are a valued GE shareowner. Thank you for participating in this process and voting your enclosed proxy promptly. If you have any questions, please contact GE Corporate Investor Communications at 617-443-3400.

Sincerely,

Steve Winoker
Vice President
Corporate Investor Communications

MARCH 2019

Steve Winoker
Vice President
Investor Communications

GE
41 Farnsworth Street
Boston, MA 02210 U.S.A.

Dear GE Shareowner,

Enclosed are the GE 2018 Annual Report and the Proxy Statement for the 2019 Annual Meeting. We encourage you to review these materials carefully and use them to participate in this year’s voting.

How you can vote

For your convenience, you can vote your shares online or by phone. Additionally, you can vote by mail. Instructions for voting your shares are included on the enclosed voting information form.

How you can view the proxy materials online

You can also view the enclosed materials online at www.ge.com/annualreport and www.ge.com/proxy.

How you help save a forest by signing up for electronic delivery

To encourage shareowners to take advantage of electronic delivery, we have a program that is helping to improve and preserve the environment — if you elect electronic delivery of your proxy materials for future GE shareowner meeting materials, GE will make a $1.00 donation to American Forests to help restore national forests throughout the United States. Please sign up at www.ge.com/investor-relations/individual-investors.

Benefits of electronic delivery
There are many benefits to receiving your GE information online, including:
●	TIMELINESS: Online information is available while paper copies are still making their way through the postal system.

●	AVAILABILITY: You can access these materials via the Internet, when you choose — 24 hours a day, 7 days a week.

●

ADDITIONAL INFORMATION: Past GE Annual Reports, as well as GE investor presentations, background information about the Company, and news about GE’s strategic and operational progress, are available at the GE Investor Relations Web site at www.ge.com/investor-relations.

●	SAVINGS: Electronic delivery of these materials saves the Company the costs of printing and mailing paper copies. The savings from e-delivery can be substantial.

You are a valued GE shareowner. Thank you for participating in this process and voting your enclosed proxy promptly. If you have any questions, please contact GE Corporate Investor Communications at 617-443-3400.

Sincerely,

Steve Winoker
Vice President
Corporate Investor Communications

MARCH 2019

Steve Winoker
Vice President
Investor Communications

GE
41 Farnsworth Street
Boston, MA 02210 U.S.A.